Research and development costs	9 Months Ended
Sep. 30, 2023
Research and Development costs
Research and Development Costs

15. Research and development costs

Research and development costs amount to € 17,415,000 for the nine month period ended September 30, 2023 (nine month period ended September 30, 2022: € 40,168,000) and are comprised of allocated employee costs including share-based payments, the costs of materials and laboratory consumables, outsourced activities, license and intellectual property costs and other allocated costs. Research and development costs decreased by € 22,753,000 compared to the same period in the prior year, mainly because the Company’s ophthalmology clinical trials were wound down and are no longer active in the first nine months of 2023, whereas they were ongoing in the first half of 2022.